EXHIBIT 99.2
90-92 Main Street, P.O. Box 58
Wellsboro, PA 16901
Phone: (570) 724-3411 Fax: (570) 723-8097
E-Mail: cnemail@cnbankpa.com            Web Page: http://www.cnbankpa.com
Stock Symbol: CZNC

Chartered 1864
Member
FEDERAL DEPOSIT INSURANCE CORP
June 30, 2009	QUARTERLY REPORT
Dear Shareholder:
     Due to continued credit deterioration that resulted in charges for other-than-temporary-impairment (OTTI) on pooled trust preferred securities held in our security portfolio, Citizens & Northern is reporting a second quarter loss of $8.7 million, which brings the year-to-date loss to $15.8 million. Core earnings, which is a performance measurement that excludes OTTI losses on available-for-sale securities, continued to reflect positive results as compared to 2008. Like most banks, we have seen a substantial increase in FDIC insurance premium along with a special assessment. For us, even paying one of the lowest possible rates, the FDIC costs have risen $1.2 million.
     Pooled trust preferred securities are securities that are aggregations of debt issued by trusts formed by bank and insurance holding companies to raise capital. In the current economy, some of the issuers have defaulted or are deferring payment. The result is the securities have become illiquid and are experiencing OTTI. We are managing the process; though we expect that until the economy improves for financial institutions there may be more OTTI that will affect our results. We have a remaining book value of $56.5 million of pooled trust preferred.
     Despite the OTTI created losses, C&N is a strongly capitalized company with capital ratios well in excess of the regulatory “well capitalized” thresholds; and the core earnings of the bank are strong reflecting the value of the company once the pooled trust preferred issue comes to resolution. Additionally, loan quality remains strong.
     Total trust assets under management remain below last year’s number, but saw a 6.3% improvement from the end of the first quarter due to market gains and continued growth in new business.
     We are now offering a program through our dividend reinvestment program that allows participants the opportunity to purchase our stock through the plan at a 5% discount. Information was sent to all shareholders, which we encourage you to review.
     Thank you for your continued support.
Craig G. Litchfield
Chairman, President, & CEO

CITIZENS & NORTHERN CORPORATION
BOARD OF DIRECTORS
Craig G. Litchfield            Chairman of the Board

Dennis F. Beardslee	Raymond R. Mattie
Jan E. Fisher	Edward H. Owlett, III
R. Bruce Haner	Leonard Simpson
Susan E. Hartley	James E. Towner
Leo F. Lambert	Ann M. Tyler
Edward L. Learn	Charles H. Updegraff, Jr.
DIRECTORS EMERITI

R. Robert DeCamp	Karl W. Kroeck
CITIZENS & NORTHERN BANK
OFFICES

428 S. Main Street, ATHENS, PA 18810	570-888-2291
10 N Main Street, COUDERSPORT, PA 16915	814-274-9150
111 Main Street, DUSHORE, PA 18614	570-928-8124
Main Street, EAST SMITHFIELD, PA 18817	570-596-3131
104 Main Street, ELKLAND, PA 16920	814-258-5111
135 East Fourth Street, EMPORIUM, PA 15834	814-486-1112
230-232 Railroad Street, JERSEY SHORE, PA 17740	570-398-4555
102 E. Main Street, KNOXVILLE, PA 16928	814-326-4151
514 Main Street, LAPORTE, PA 18626	570-946-4011
4534 Williamson Trail LIBERTY, PA 16930	570-324-2331
1085 S. Main Street, MANSFIELD, PA 16933	570-662-1111
RR 2 Box 3036, MONROETON, PA 18832	570-265-2157
3461 Rte.405 Highway, MUNCY, PA 17756	570-546-6666
100 Maple Street, PORT ALLEGANY, PA 16743	814-642-2571
Thompson Street, RALSTON, PA 17763	570-995-5421
1827 Elmira Street, SAYRE, PA 18840	570-888-2220
2 E. Mountain Ave., SO. WILLIAMSPORT, PA 17702	570-601-3016
41 Main Street, TIOGA, PA 16946	570-835-5236
428 Main Street, TOWANDA, PA 18848	570-265-6171
Court House Square, TROY, PA 16947	570-297-2159
90-92 Main Street, WELLSBORO, PA 16901	570-724-3411
130 Court Street, WILLIAMSPORT, PA 17701	570-320-0100
1510 Dewey Ave., WILLIAMSPORT, PA 17702	570-323-9305
Route 6, WYSOX, PA 18854	570-265-9148
TRUST & FINANCIAL MANAGEMENT GROUP

90-92 Main Street, Wellsboro, PA16901	800-487-8784
428 Main Street, Towanda, PA 18848	888-987-8784
1827 Elmira Street, Sayre, PA 18840	888-760-8192
130 Court Street, Williamsport, PA 17701	570-601-6000
10 N Main Street, Coudersport, PA 16915	800-921-9150
135 East Fourth Street, Emporium, PA 15834	814-486-1112
ACCOUNT SERVICES — 90-92 Main St., Wellsboro, PA 16901
BANKCARD SERVICES — 10 Nichols St., Wellsboro PA 16901	800-577-8001
ELECTRONIC BANKING — 10 Nichols St., Wellsboro, PA 16901	800-577-9397
www.cnbankpa.com
C&N FINANCIAL SERVICES CORPORATION — 90-92 Main Street, Wellsboro, PA	866-ASK-CNFS
www.cnfinancialservices.com
FIRST STATE BANK
OFFICES

3 Main Street, CANISTEO, NY 14823	607-698-4295
6250 County Route 64, HORNELL, NY 14843	607-324-4081
www.fsbcanisteo.com

CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data) (Unaudited)

	2ND	1ST	2ND	6 MONTHS ENDED
	QUARTER	QUARTER	QUARTER	JUNE
	2009	2009	2008	2009	2008
	(Current)	(Prior Qtr)	(Prior Yr)	(Current)	(Prior Yr)
Interest and Dividend Income	$17,341	$17,571	$18,373	$34,912	$37,073
Interest Expense	6,164	6,606	7,724	12,770	16,380

Interest Margin	11,177	10,965	10,649	22,142	20,693
Provision (Credit) for Loan Losses	93	(173)	(376)	(80)	528

Interest Margin After Provision (Credit) for Loan Losses	11,084	11,138	11,025	22,222	20,165
Other Income	3,054	2,766	3,155	5,820	6,642
Net Losses on Available-for-sale Securities	(18,995)	(16,679)	(867)	(35,674)	(977)
Other Expenses	9,158	8,638	8,257	17,796	16,721

(Loss) Income Before Income Tax (Credit) Provision	(14,015)	(11,413)	5,056	(25,428)	9,109
Income Tax (Credit) Provision	(5,284)	(4,388)	1,303	(9,672)	2,240

Net (Loss) Income	(8,731)	(7,025)	3,753	(15,756)	6,869
U.S. Treasury Preferred Dividends	373	309	—	682	—

Net (Loss) Income Available to Common Shareholders	$(9,104)	$(7,334)	$3,753	$(16,438)	$6,869

Adjustments to Calculate Core Earnings (a):
Net (Loss) Income	$(8,731)	$(7,025)	$3,753	$(15,756)	$6,869
Add: OTTI Losses	19,780	16,680	1,171	36,460	1,420
Less: Income Tax on OTTI Losses, at 34%	(6,725)	(5,671)	(398)	(12,396)	(483)

Core Earnings (a)	$4,324	$3,984	$4,526	$8,308	$7,806

Core Earnings Available to Common Shareholders (a)	$3,951	$3,675	$4,526	$7,626	$7,806

PER COMMON SHARE DATA:
Net (Loss) Income — Basic	($1.01)	($0.82)	$0.42	($1.83)	$0.77
Net (Loss) Income — Diluted	($1.01)	($0.82)	$0.42	($1.83)	$0.76
Dividend Per Share	$0.24	$0.24	$0.24	$0.48	$0.48
Number Shares Used in Computation — Basic	8,973,531	8,956,076	8,963,552	8,964,850	8,968,999
Number Shares Used in Computation — Diluted	8,973,531	8,956,076	8,977,540	8,964,850	8,984,398
Number Shares Used in Computation — Diluted — for Ratios Based on Core Earnings (a)	8,987,999	8,958,604	8,977,540	8,973,687	8,984,398

CONSOLIDATED BALANCE SHEET
(In Thousands, Except Per Share Data) (Unaudited)

	JUNE 30,	MARCH 31,	JUNE 30,
	2009	2009	2008
ASSETS
Cash & Due from Banks	$51,279	$54,250	$26,202
Trading Securities	547	2,685	1,770
Available-for-sale Securities	415,791	418,428	422,589
Loans, Net	719,347	723,388	741,377
Intangible Assets	12,607	12,688	13,116
Other Assets	97,412	93,485	82,007

TOTAL ASSETS	$1,296,983	$1,304,924	$1,287,061

LIABILITIES
Deposits	$885,944	$874,006	$848,393
Repo Sweep Accounts	34,390	36,769	33,959

Total Deposits and Repo Sweeps	920,334	910,775	882,352
Borrowed Funds	226,658	241,453	265,060
Other Liabilities	13,433	11,550	9,175

TOTAL LIABILITIES	1,160,425	1,163,778	1,156,587

SHAREHOLDERS’ EQUITY
Preferred Stock	25,664	25,622	—
Common Shareholders’ Equity, Excluding Accumulated Other Comprehensive/Loss	128,809	139,593	146,664
Accumulated Other Comprehensive Income/ Loss:
Net Unrealized Gains/Losses on Available-for-sale Securities	(17,560)	(23,816)	(15,796)
Defined Benefit Plans	(355)	(253)	(394)

TOTAL SHAREHOLDERS’ EQUITY	136,558	141,146	130,474

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,296,983	$1,304,924	$1,287,061

CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data) (Unaudited)

	6 MONTHS ENDED		%
	JUNE 30,		INCREASE
	2009	2008	(DECREASE)
EARNINGS PERFORMANCE
Net (Loss) Income	$(15,756)	$6,869	-329.38%
Return on Average Assets	-2.43%	1.08%	-325.00%
Return on Average Equity	-21.78%	10.07%	-316.29%
Core Earnings (a)	$8,308	$7,806	6.43%
Core Earnings/Average Assets (a)	1.28%	1.22%	4.92%
Core Earnings/Average Equity (a)	11.48%	11.44%	0.35%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,296,983	$1,287,061	0.77%
Available-for-Sale Securities	415,791	422,589	-1.61%
Loans (Net)	719,347	741,377	-2.97%
Allowance for Loan Losses	7,681	8,446	-9.06%
Deposits and Repo Sweep Accounts	920,334	882,352	4.30%

Trust Assets Under Management	553,058	624,041	-11.37%

SHAREHOLDERS’ VALUE (PER COMMON SHARE)
Net Income — Basic	($1.83)	$0.77	-337.66%
Net Income — Diluted	($1.83)	$0.76	-340.79%
Core Earnings — Basic (a)	$0.85	$0.87	-2.30%
Core Earnings — Diluted (a)	$0.85	$0.87	-2.30%
Dividends	$0.48	$0.48	0.00%
Common Book Value	$12.35	$14.57	-15.24%
Tangible Common Book Value	$10.95	$13.11	-16.48%
Market Value (Last Trade)	$20.57	$16.56	24.21%
Market Value / Common Book Value	166.56%	113.66%	46.54%
Market Value / Tangible Common Book Value	187.85%	126.32%	48.72%
Price Earnings Multiple	NM	10.75	NM
Dividend Yield	4.67%	5.80%	-19.48%

SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets	7.65%	9.21%	-16.94%
Nonperforming Assets / Total Assets	0.84%	0.69%	21.50%
Allowance for Loan Losses / Total Loans	1.06%	1.13%	-6.19%
Risk Based Capital Ratio	14.71%	16.43%	-10.47%

AVERAGE BALANCES
Average Assets	$1,294,760	$1,277,253	1.37%
Average Equity	144,683	136,490	6.00%

NM — Not meaningful.

(a)	Core Earnings is an earnings performance measurement which management has defined to exclude other-than-temporary impairment (OTTI) losses on available-for-sale securities. Core Earnings is a performance measurement that is not based on U.S. generally accepted accounting principles (U.S. GAAP). Management believes Core Earnings information is meaningful for evaluating the Corporation’s operating performance, because it excludes the effects of market volatility, particularly as it relates to the Corporation’s investments in pooled trust-preferred securities and bank stocks.